CONSOLIDATED BALANCE SHEETS (Parenthetical) - USD ($) $ in Millions	Jan. 02, 2016	Jan. 03, 2015
CONSOLIDATED BALANCE SHEETS
Trade accounts receivable, allowances (in dollars)	$ 31.5	$ 30.5
Common stock, par value (in dollars per share)	$ 1	$ 1
Common stock, authorized shares	400,000,000	400,000,000
Common stock, issued shares	124,126,624	124,126,624
Common stock, outstanding shares	89,967,697	90,458,956
Treasury stock, shares	34,158,927	33,667,668